UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2004


                        All American Semiconductor, Inc.

             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


0-16207                                                               59-2814714
(Commission File Number)                                        (I.R.S. Employer
                                                             Identification No.)


                16115 Northwest 52nd Avenue, Miami, Florida 33014
            (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (305) 621-8282


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

                  All American Semiconductor, Inc. (the "Company") announced its financial results for the third quarter ended September 30, 2004. A copy of the Company's press release issued on November 12, 2004 concerning the foregoing is furnished as part of this report.

Item 9.01         Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.             Exhibit Description
                  -----------             -------------------

                  99                      Press Release dated November 12, 2004.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALL AMERICAN SEMICONDUCTOR, INC.



Date: November 12, 2004                 By: /s/ HOWARD L. FLANDERS
                                            ------------------------------------
                                            Howard L. Flanders
                                            Executive Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


           Exhibit No.               Exhibit Description
           -----------               -------------------

           99                        Press Release dated November 12, 2004.